Exhibit 99.2

Brighthouse Financial, Inc.
Financial Supplement

Second Quarter 2019

Table of Contents
Financial Results
	1	Key Metrics
	2	Condensed Statements of Operations
	3	Balance Sheets

Earnings and Select Metrics from Business Segments and Corporate & Other
	5	Statements of Adjusted Earnings by Segment and Corporate & Other
	7	Annuities — Statements of Adjusted Earnings
	8	Annuities — Select Operating Metrics
	10	Life — Statements of Adjusted Earnings
	11	Life — Select Operating Metrics
	13	Run-off — Statements of Adjusted Earnings
	14	Run-off — Select Operating Metrics
	15	Corporate & Other — Statements of Adjusted Earnings

Other Information
	17	DAC and VOBA and Net Derivative Gains (Losses)
	18	Notable Items
	19	Variable Annuity Separate Account Returns and Allocations
	20	Summary of Investments
	21	Select Actual and Preliminary Statutory Financial Results

Appendix
	A-1	Note Regarding Forward-Looking Statements
	A-2	Non-GAAP and Other Financial Disclosures
	A-6	Acronyms
A-7
Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share

	A-8	Reconciliation of Return on Common Equity to Adjusted Return on Common Equity
	A-9	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-10	Investment Reconciliation Details

Note: See the Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.

As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except per share amounts)

	As of or For the Three Months Ended
Financial Results and Metrics	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Net income (loss) available to shareholders (1)	$377	$(737)	$1,442	$(271)	$(239)
Adjusted earnings (1)	$254	$232	$186	$270	$153
Total corporate expenses (2)	$242	$225	$233	$242	$288

Stockholders' Equity
Brighthouse Financial, Inc.’s stockholders’ equity	$16,276	$14,999	$14,418	$12,884	$13,435
Less: Preferred stock, net	412	412	—	—	—
Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI	$15,864	$14,587	$14,418	$12,884	$13,435
Less: AOCI	2,702	1,670	716	552	815
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$13,162	$12,917	$13,702	$12,332	$12,620

Return on Common Equity
Return on common equity (1)	5.7%	1.4%	6.3%	0.7%	(4.0)%
Return on common equity, excluding AOCI (1)	6.3%	1.5%	6.7%	0.7%	(4.5)%
Adjusted return on common equity (1)	7.3%	6.5%	6.9%	13.5%	5.8%

Earnings Per Common Share, Diluted
Net income (loss) available to shareholders per common share (1), (3)	$3.27	$(6.31)	$12.14	$(2.26)	$(2.01)
Adjusted earnings per common share (1)	$2.19	$1.98	$1.56	$2.23	$1.27
Weighted average common shares outstanding	115,536,654	117,229,854	118,685,082	120,641,572	120,200,149

Book Value Per Common Share
Book value per common share (1), (4)	$140.83	$125.55	$122.67	$108.45	$112.17
Book value per common share, excluding AOCI (1)	$116.85	$111.18	$116.58	$103.80	$105.37
Ending common shares outstanding	112,644,952	116,182,687	117,532,336	118,800,611	119,773,106

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(2) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.
(3) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share as inclusion of such shares would have an anti-dilutive effect.

(4) Certain amounts prior to June 30, 2019 have been reclassified to conform to current period presentation.

Financial Supplement	2

Condensed Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Revenues	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
Premiums	$232	$227	$223	$225	$223	$459	$452
Universal life and investment-type product policy fees	888	875	899	972	962	1,763	1,964
Net investment income	942	811	862	853	806	1,753	1,623
Other revenues	96	92	89	105	98	188	203
Revenues before NIGL and NDGL	2,158	2,005	2,073	2,155	2,089	4,163	4,242
Net investment gains (losses)	63	(11)	(86)	(42)	(75)	52	(79)
Net derivative gains (losses)	149	(1,303)	2,039	(691)	(312)	(1,154)	(646)
Total revenues	$2,370	$691	$4,026	$1,422	$1,702	$3,061	$3,517

Expenses
Interest credited to policyholder account balances	$265	$258	$270	$273	$269	$523	$536
Policyholder benefits and claims	845	772	899	822	813	1,617	1,551
Amortization of DAC and VOBA	170	22	469	30	246	192	551
Interest expense on debt	48	47	45	40	36	95	73
Other expenses	573	545	556	625	655	1,118	1,236
Total expenses	1,901	1,644	2,239	1,790	2,019	3,545	3,947
Income (loss) before provision for income tax	469	(953)	1,787	(368)	(317)	(484)	(430)
Provision for income tax expense (benefit)	85	(218)	345	(99)	(79)	(133)	(127)
Net income (loss)	384	(735)	1,442	(269)	(238)	(351)	(303)
Less: Net income (loss) attributable to noncontrolling interests	—	2	—	2	1	2	3
Net income (loss) attributable to Brighthouse Financial, Inc.	384	(737)	1,442	(271)	(239)	(353)	(306)
Less: Preferred stock dividends	7	—	—	—	—	7	—
Net income (loss) available to Brighthouse Financial, Inc.’s common shareholders	$377	$(737)	$1,442	$(271)	$(239)	$(360)	$(306)

Financial Supplement	3

Balance Sheets (Unaudited, in millions)

	As of
ASSETS	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Investments:
Fixed maturity securities available-for-sale	$67,211	$64,847	$62,608	$62,279	$62,343
Equity securities	153	150	140	150	153
Mortgage loans, net	15,078	14,504	13,694	13,033	12,337
Policy loans	1,342	1,385	1,421	1,443	1,458
Real estate limited partnerships and limited liability companies	462	453	451	444	449
Other limited partnership interests	1,834	1,800	1,840	1,765	1,706
Short-term investments	793	799	—	116	177
Other invested assets	3,064	2,302	3,027	2,099	2,305
Total investments	89,937	86,240	83,181	81,329	80,928
Cash and cash equivalents	3,981	3,864	4,145	2,144	2,135
Accrued investment income	747	791	724	675	607
Reinsurance recoverables	13,366	13,098	12,929	12,683	12,745
Premiums and other receivables	865	928	768	868	848
DAC and VOBA	5,492	5,680	5,717	6,050	5,968
Current income tax recoverable	—	—	1	878	814
Other assets	610	618	573	583	580
Separate account assets	106,214	105,211	98,256	111,736	111,587
Total assets	$221,212	$216,430	$206,294	$216,946	$216,212
LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$38,280	$37,157	$36,209	$35,748	$35,816
Policyholder account balances	42,941	41,177	40,054	39,446	38,407
Other policy-related balances	3,041	3,005	3,000	2,907	2,941
Payables for collateral under securities loaned and other transactions	4,094	3,990	5,057	4,043	4,265
Long-term debt	4,365	4,364	3,963	3,966	3,607
Current income tax payable	14	19	15	—	—
Deferred income tax liability	1,364	1,005	972	576	684
Other liabilities	4,558	5,438	4,285	5,575	5,405
Separate account liabilities	106,214	105,211	98,256	111,736	111,587
Total liabilities	204,871	201,366	191,811	203,997	202,712
Equity
Preferred Stock, at par value	—	—	—	—	—
Common stock, at par value	1	1	1	1	1
Additional paid-in capital	12,893	12,889	12,473	12,469	12,444
Retained earnings (deficit)	986	609	1,346	(96)	175
Treasury stock	(306)	(170)	(118)	(42)	—
Accumulated other comprehensive income (loss)	2,702	1,670	716	552	815
Total Brighthouse Financial, Inc.’s stockholders’ equity	16,276	14,999	14,418	12,884	13,435
Noncontrolling interests	65	65	65	65	65
Total equity	16,341	15,064	14,483	12,949	13,500
Total liabilities and equity	$221,212	$216,430	$206,294	$216,946	$216,212

Earnings and Select
Metrics from
Business Segments and Corporate & Other

Financial Supplement	5

Statements of Adjusted Earnings by Segment and Corporate & Other (Unaudited, in millions)

	For the Three Months Ended June 30, 2019
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$60	$150	$—	$22	$232
Universal life and investment-type product policy fees	584	59	182	(2)	823
Net investment income	470	116	339	17	942
Other revenues	80	5	6	5	96
Total adjusted revenues	$1,194	$330	$527	$42	$2,093

Adjusted expenses
Interest credited to policyholder account balances	$147	$24	$94	$—	$265
Policyholder benefits and claims	180	169	380	13	742
Amortization of DAC and VOBA	128	21	—	4	153
Interest expense on debt	—	—	—	48	48
Other operating costs	416	44	51	62	573
Total adjusted expenses	871	258	525	127	1,781
Adjusted earnings before provision for income tax	323	72	2	(85)	312
Provision for income tax expense (benefit)	58	14	—	(21)	51
Adjusted earnings after provision for income tax	265	58	2	(64)	261
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	7	7
Adjusted earnings	$265	$58	$2	$(71)	$254

	For the Three Months Ended June 30, 2018
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$48	$151	$—	$24	$223
Universal life and investment-type product policy fees	632	76	189	(4)	893
Net investment income	376	111	314	11	812
Other revenues	90	1	7	—	98
Total adjusted revenues	$1,146	$339	$510	$31	$2,026

Adjusted expenses
Interest credited to policyholder account balances	$148	$28	$92	$—	$268
Policyholder benefits and claims	181	168	365	19	733
Amortization of DAC and VOBA	124	23	—	3	150
Interest expense on debt	—	—	—	37	37
Other operating costs	427	74	61	96	658
Total adjusted expenses	880	293	518	155	1,846
Adjusted earnings before provision for income tax	266	46	(8)	(124)	180
Provision for income tax expense (benefit)	45	9	(2)	(26)	26
Adjusted earnings after provision for income tax	221	37	(6)	(98)	154
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	1	1
Adjusted earnings	$221	$37	$(6)	$(99)	$153

Financial Supplement	6

Statements of Adjusted Earnings by Segment and Corporate & Other (Cont.) (Unaudited, in millions)

	For the Six Months Ended June 30, 2019
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$118	$295	$1	$45	$459
Universal life and investment-type product policy fees	1,145	117	375	(5)	1,632
Net investment income	891	213	615	34	1,753
Other revenues	157	8	12	11	188
Total adjusted revenues	$2,311	$633	$1,003	$85	$4,032

Adjusted expenses
Interest credited to policyholder account balances	$284	$49	$190	$—	$523
Policyholder benefits and claims	323	350	760	27	1,460
Amortization of DAC and VOBA	210	32	—	8	250
Interest expense on debt	—	—	—	95	95
Other operating costs	810	99	97	112	1,118
Total adjusted expenses	1,627	530	1,047	242	3,446
Adjusted earnings before provision for income tax	684	103	(44)	(157)	586
Provision for income tax expense (benefit)	124	20	(10)	(43)	91
Adjusted earnings after provision for income tax	560	83	(34)	(114)	495
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	9	9
Adjusted earnings	$560	$83	$(34)	$(123)	$486

	For the Six Months Ended June 30, 2018
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$93	$309	$—	$50	$452
Universal life and investment-type product policy fees	1,272	179	388	(7)	1,832
Net investment income	739	219	657	22	1,637
Other revenues	189	1	13	—	203
Total adjusted revenues	$2,293	$708	$1,058	$65	$4,124

Adjusted expenses
Interest credited to policyholder account balances	$294	$59	$182	$—	$535
Policyholder benefits and claims	361	333	712	33	1,439
Amortization of DAC and VOBA	267	52	—	8	327
Interest expense on debt	—	—	—	74	74
Other operating costs	833	137	109	160	1,239
Total adjusted expenses	1,755	581	1,003	275	3,614
Adjusted earnings before provision for income tax	538	127	55	(210)	510
Provision for income tax expense (benefit)	91	24	11	(55)	71
Adjusted earnings after provision for income tax	447	103	44	(155)	439
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	3	3
Adjusted earnings	$447	$103	$44	$(158)	$436

Financial Supplement	7

Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
Premiums	$60	$58	$44	$48	$48	$118	$93
Universal life and investment-type product policy fees	584	561	594	625	632	1,145	1,272
Net investment income	470	421	398	399	376	891	739
Other revenues	80	77	78	88	90	157	189
Total adjusted revenues	$1,194	$1,117	$1,114	$1,160	$1,146	$2,311	$2,293

Adjusted expenses
Interest credited to policyholder account balances	$147	$137	$147	$152	$148	$284	$294
Policyholder benefits and claims	180	143	174	72	181	323	361
Amortization of DAC and VOBA	128	82	198	40	124	210	267
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	416	394	387	409	427	810	833
Total adjusted expenses	871	756	906	673	880	1,627	1,755
Adjusted earnings before provision for income tax	323	361	208	487	266	684	538
Provision for income tax expense (benefit)	58	66	33	86	45	124	91
Adjusted earnings	$265	$295	$175	$401	$221	$560	$447

Financial Supplement	8

Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
VARIABLE & SHIELD ANNUITIES ACCOUNT VALUE (1)	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Account value, beginning of period	$112,247	$105,089	$116,985	$116,283	$117,178
Deposits	1,511	1,327	1,295	1,243	1,129
Withdrawals, surrenders and contract benefits	(2,716)	(2,479)	(2,789)	(2,754)	(2,877)
Net flows (2)	(1,205)	(1,152)	(1,494)	(1,511)	(1,748)
Investment performance (3)	3,687	8,971	(9,711)	2,953	1,568
Policy charges and other	(688)	(661)	(691)	(740)	(715)
Account value, end of period	$114,041	$112,247	$105,089	$116,985	$116,283

FIXED ANNUITIES ACCOUNT VALUE (4)
Account value, beginning of period	$12,734	$12,770	$13,225	$13,112	$13,036
Deposits	410	416	439	330	305
Withdrawals, surrenders and contract benefits	(312)	(521)	(963)	(296)	(308)
Net flows (2)	98	(105)	(524)	34	(3)
Interest credited	87	90	94	105	105
Other	(19)	(21)	(25)	(26)	(26)
Account value, end of period	$12,900	$12,734	$12,770	$13,225	$13,112

INCOME ANNUITIES (1)
Income annuity insurance liabilities	$4,515	$4,541	$4,517	$4,561	$4,547

(1) Includes general account and separate account.
(2) Deposits and withdrawals include policy exchanges.
(3) Includes imputed interest on indexed annuities and the interest credited on the general account investment option of variable products.
(4) Includes fixed indexed annuities.

Financial Supplement	9

Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
VARIABLE & INDEXED ANNUITY SALES	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
Shield Annuities (1)	$1,140	$985	$924	$867	$723	$2,125	$1,452
GMWB/GMAB	227	198	220	218	237	425	420
GMDB only	80	78	81	84	96	158	188
GMIB	26	23	20	22	33	49	65
Total variable & indexed annuity sales	$1,473	$1,284	$1,245	$1,191	$1,089	$2,757	$2,125

FIXED ANNUITY SALES
Fixed indexed annuities (2)	$291	$281	$368	$302	$272	$572	$445
Fixed deferred annuities	114	133	73	28	36	247	70
Single premium immediate annuities	8	6	8	16	13	14	22
Other fixed annuities	4	3	4	4	2	7	6
Total fixed annuity sales	$417	$423	$453	$350	$323	$840	$543

(1) Shield Annuities refers to our suite of structured annuities consisting of products marketed under various names.
(2) Represents 90% of gross sales assumed via reinsurance agreements.

Financial Supplement	10

Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
Premiums	$150	$145	$155	$152	$151	$295	$309
Universal life and investment-type product policy fees	59	58	61	77	76	117	179
Net investment income	116	97	115	115	111	213	219
Other revenues	5	3	4	2	1	8	1
Total adjusted revenues	$330	$303	$335	$346	$339	$633	$708

Adjusted expenses
Interest credited to policyholder account balances	$24	$25	$25	$29	$28	$49	$59
Policyholder benefits and claims	169	181	153	169	168	350	333
Amortization of DAC and VOBA	21	11	35	8	23	32	52
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	44	55	42	62	74	99	137
Total adjusted expenses	258	272	255	268	293	530	581
Adjusted earnings before provision for income tax	72	31	80	78	46	103	127
Provision for income tax expense (benefit)	14	6	16	17	9	20	24
Adjusted earnings	$58	$25	$64	$61	$37	$83	$103

Financial Supplement	11

Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Variable universal and universal life account value, beginning of period	$2,727	$2,747	$2,753	$2,758	$2,763
Premiums and deposits (1)	58	65	64	58	62
Surrenders and contract benefits	(49)	(52)	(31)	(29)	(44)
Net flows	9	13	33	29	18
Net transfers from (to) separate account	18	13	8	12	17
Interest credited	26	25	27	28	29
Policy charges and other	(73)	(71)	(74)	(74)	(69)
Variable universal and universal life account value, end of period	$2,707	$2,727	$2,747	$2,753	$2,758

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$5,138	$4,679	$5,351	$5,222	$5,174
Premiums and deposits	55	59	59	57	59
Surrenders and contract benefits	(63)	(69)	(63)	(67)	(67)
Net flows	(8)	(10)	(4)	(10)	(8)
Investment performance	212	539	(603)	207	133
Net transfers from (to) general account	(18)	(15)	(8)	(12)	(17)
Policy charges and other	(55)	(55)	(57)	(56)	(60)
Variable universal life account value, end of period	$5,269	$5,138	$4,679	$5,351	$5,222

(1) Includes premiums and sales directed to the general account investment option of variable products.

Financial Supplement	12

Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
LIFE SALES	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
Total life sales	$1	$1	$1	$2	$2	$2	$4

	As of
LIFE INSURANCE IN-FORCE	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Whole Life
Life Insurance in-force, before reinsurance	$21,212	$21,518	$21,804	$22,127	$22,467
Life Insurance in-force, net of reinsurance	$3,172	$3,638	$3,648	$3,690	$3,713

Term Life
Life Insurance in-force, before reinsurance	$421,507	$427,239	$433,058	$438,564	$443,532
Life Insurance in-force, net of reinsurance	$321,285	$324,941	$328,876	$332,204	$335,524

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$55,628	$56,378	$56,882	$58,108	$58,837
Life Insurance in-force, net of reinsurance	$39,139	$39,844	$40,052	$41,279	$41,146

Financial Supplement	13

Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
Premiums	$—	$1	$1	$—	$—	$1	$—
Universal life and investment-type product policy fees	182	193	180	208	189	375	388
Net investment income	339	276	331	322	314	615	657
Other revenues	6	6	6	6	7	12	13
Total adjusted revenues	$527	$476	$518	$536	$510	$1,003	$1,058

Adjusted expenses
Interest credited to policyholder account balances	$94	$96	$98	$92	$92	$190	$182
Policyholder benefits and claims	380	380	351	532	365	760	712
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	51	46	47	46	61	97	109
Total adjusted expenses	525	522	496	670	518	1,047	1,003
Adjusted earnings before provision for income tax	2	(46)	22	(134)	(8)	(44)	55
Provision for income tax expense (benefit)	—	(10)	4	(29)	(2)	(10)	11
Adjusted earnings	$2	$(36)	$18	$(105)	$(6)	$(34)	$44

Financial Supplement	14

Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Account value, beginning of period	$6,110	$6,154	$6,185	$6,204	$6,235
Premiums and deposits (1)	191	187	190	189	202
Surrenders and contract benefits	(27)	(39)	(38)	(26)	(44)
Net flows	164	148	152	163	158
Interest credited	58	57	60	60	58
Policy charges and other	(248)	(249)	(243)	(242)	(247)
Account value, end of period	$6,084	$6,110	$6,154	$6,185	$6,204

	As of
LIFE INSURANCE IN-FORCE	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$79,243	$79,817	$80,356	$80,963	$81,479
Life Insurance in-force, net of reinsurance	$36,945	$37,233	$37,601	$37,029	$36,619

(1) Includes premiums and sales directed to the general account investment option of variable products.

Financial Supplement	15

Corporate & Other — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
Premiums	$22	$23	$23	$25	$24	$45	$50
Universal life and investment-type product policy fees	(2)	(3)	(3)	(3)	(4)	(5)	(7)
Net investment income	17	17	19	16	11	34	22
Other revenues	5	6	1	9	—	11	—
Total adjusted revenues	$42	$43	$40	$47	$31	$85	$65

Adjusted expenses
Interest credited to policyholder account balances	$—	$—	$—	$—	$—	$—	$—
Policyholder benefits and claims	13	14	16	15	19	27	33
Amortization of DAC and VOBA	4	4	3	5	3	8	8
Interest expense on debt	48	47	45	39	37	95	74
Other operating costs	62	50	80	105	96	112	160
Total adjusted expenses	127	115	144	164	155	242	275
Adjusted earnings before provision for income tax	(85)	(72)	(104)	(117)	(124)	(157)	(210)
Provision for income tax expense (benefit)	(21)	(22)	(33)	(32)	(26)	(43)	(55)
Adjusted earnings after provision for income tax	(64)	(50)	(71)	(85)	(98)	(114)	(155)
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	7	2	—	2	1	9	3
Adjusted earnings	$(71)	$(52)	$(71)	$(87)	$(99)	$(123)	$(158)

Other
Information

Financial Supplement	17

DAC and VOBA and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended
DAC AND VOBA ROLLFORWARD	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Balance, beginning of period	$5,680	$5,717	$6,050	$5,968	$6,083
Capitalization	96	86	87	83	76
Amortization:
Included in adjusted earnings, excluding notable items	(153)	(97)	(236)	(148)	(150)
Related to notable items, included in adjusted expenses	—	—	—	96	—
Related to items not included in adjusted expenses	(17)	75	(233)	22	(96)
Total amortization	(170)	(22)	(469)	(30)	(246)
Unrealized investment gains (losses)	(114)	(101)	49	29	55
Other	—	—	—	—	—
Balance, end of period	$5,492	$5,680	$5,717	$6,050	$5,968
	As of
DAC AND VOBA BY SEGMENT AND CORPORATE & OTHER	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Annuities	$4,382	$4,534	$4,550	$4,874	$4,783
Life	1,001	1,034	1,051	1,056	1,061
Run-off	5	5	5	5	5
Corporate & Other	104	107	111	115	119
Total DAC and VOBA	$5,492	$5,680	$5,717	$6,050	$5,968

	For the Three Months Ended
NET DERIVATIVE GAINS (LOSSES)	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Net derivative gains (losses):
Variable annuity embedded derivatives	$(439)	$(194)	$(146)	$(40)	$196
Variable annuity hedges	245	(1,245)	1,844	(591)	(510)
ULSG hedges	312	122	217	(130)	(63)
Other hedges and embedded derivatives	31	14	123	68	62
Subtotal	149	(1,303)	2,038	(693)	(315)
Investment hedge adjustments	—	—	1	2	3
Total net derivative gains (losses)	$149	$(1,303)	$2,039	$(691)	$(312)

Financial Supplement	18

Notable Items (Unaudited, in millions)

	For the Three Months Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Actuarial items and other insurance adjustments	$12	$—	$(26)	$(25)	$—
Establishment costs	30	27	39	69	44
Total notable items (1)	$42	$27	$13	$44	$44

NOTABLE ITEMS BY SEGMENT AND CORPORATE & OTHER
Annuities	$—	$—	$(12)	$(154)	$—
Life	—	—	—	(11)	—
Run-off	12	—	(14)	140	—
Corporate & Other	30	27	39	69	44
Total notable items (1)	$42	$27	$13	$44	$44

(1) Notable items reflect the negative (positive) after-tax impact to adjusted earnings of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Financial Supplement	19

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Total Quarterly VA separate account gross returns	3.84%	10.02%	(9.23)%	3.02%	1.76%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS
Percent allocated to equity funds	25.04%	25.72%	24.83%	26.06%	25.61%
Percent allocated to bond funds/other funds	8.23%	8.30%	8.79%	8.02%	8.14%
Percent allocated to target volatility funds	24.11%	22.97%	23.05%	22.62%	22.74%
Percent allocated to balanced funds	42.62%	43.01%	43.33%	43.30%	43.51%

Financial Supplement	20

Summary of Investments (Unaudited, dollars in millions)

	June 30, 2019		December 31, 2018
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$28,282	30.11%	$24,473	28.02%
U.S. government and agency securities	7,269	7.74%	9,095	10.41%
Residential mortgage-backed securities	9,411	10.02%	8,547	9.79%
Foreign corporate securities	9,585	10.21%	8,026	9.19%
Commercial mortgage-backed securities	5,312	5.66%	5,248	6.01%
State and political subdivision securities	3,846	4.10%	3,597	4.12%
Asset-backed securities	1,847	1.97%	2,126	2.44%
Foreign government securities	1,659	1.77%	1,496	1.71%
Total fixed maturity securities	67,211	71.58%	62,608	71.69%
Equity securities	153	0.16%	140	0.16%
Mortgage loans:
Commercial mortgage loans	9,267	9.87%	8,529	9.77%
Agricultural mortgage loans	3,248	3.45%	2,946	3.37%
Residential mortgage loans	2,627	2.80%	2,276	2.61%
Valuation allowances	(64)	(0.07)%	(57)	(0.07)%
Total mortgage loans, net	15,078	16.05%	13,694	15.68%
Policy loans	1,342	1.43%	1,421	1.63%
Real estate limited partnerships and limited liability companies	462	0.49%	451	0.52%
Other limited partnership interests	1,834	1.95%	1,840	2.11%
Cash, cash equivalents and short-term investments	4,774	5.08%	4,145	4.75%
Other invested assets:
Derivatives:
Interest rate	1,646	1.75%	717	0.82%
Equity market	830	0.88%	1,732	1.98%
Foreign currency exchange rate	347	0.37%	313	0.36%
Credit	33	0.04%	16	0.02%
Total derivatives	2,856	3.04%	2,778	3.18%
FHLB common stock	50	0.05%	64	0.07%
Other	158	0.17%	185	0.21%
Total other invested assets	3,064	3.26%	3,027	3.46%
Total investments and cash and cash equivalents	$93,918	100.00%	$87,326	100.00%

	For the Three Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Net investment income yield (1)	4.67%	4.10%	4.48%	4.50%	4.37%

(1) Yields are calculated on investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes realized gains and losses and reflects the GAAP adjustments described beginning on page A-1 of the Appendix hereto. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Financial Supplement	21

Select Actual and Preliminary Statutory Financial Results (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
REVENUES AND EXPENSES (1)	June 30, 2019 (2)	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019 (2)	June 30, 2018
Total revenues (Line 9)	$3,400	$2,393	$4,333	$2,921	$2,910	$5,793	$5,756
Total benefits and expenses before dividends to policyholders (Line 28)	$2,800	$2,429	$4,830	$2,383	$2,764	$5,229	$4,975

	For the Three Months Ended					For the Six Months Ended
NET INCOME (LOSS) (1)	June 30, 2019 (2)	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019 (2)	June 30, 2018
Gain (loss) from operations net of taxes and dividends to policyholders (Line 33)	$600	$(43)	$(493)	$582	$175	$557	$879
Net realized capital gains (losses), net of taxes and certain transfers to interest maintenance reserve (Line 34)	(700)	(147)	(203)	(388)	(313)	(847)	(1,332)
Net income (loss) (Line 35)	$(100)	$(190)	$(696)	$194	$(138)	$(290)	$(453)

	As of
COMBINED TOTAL ADJUSTED CAPITAL	June 30, 2019 (2)	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Combined total adjusted capital	$6,900	$6,314	$7,354	$6,004	$6,042

(1) Combined statutory results for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months and six months ended June 30, 2019.

Appendix

Financial Supplement	A-1

Note Regarding Forward-Looking Statements

This financial supplement and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operating and financial results, as well as statements regarding the expected benefits of the separation (the “Separation”) from MetLife, Inc. (“MetLife”).
Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased market and counterparty risk due to guarantees within certain of our products; the effectiveness of our variable annuity exposure management strategy and the impact of such strategy on net income volatility and negative effects on our statutory capital; the reserves we are required to hold against our variable annuities as a result of actuarial guidelines; a sustained period of low equity market prices and interest rates that are lower than those we assumed when we issued our variable annuity products; the potential material adverse effect of changes in accounting standards, practices and/or policies applicable to us, including changes in the accounting for long-duration contracts; our degree of leverage due to indebtedness; the effect adverse capital and credit market conditions may have on our ability to meet liquidity needs and our access to capital; the impact of changes in regulation and in supervisory and enforcement policies on our insurance business or other operations; the effectiveness of our risk management policies and procedures; the availability of reinsurance and the ability of our counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; the ability of our insurance subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders; our ability to market and distribute our products through distribution channels; any failure of third parties to provide services we need, any failure of the practices and procedures of these third parties and any inability to obtain information or assistance we need from third parties, including MetLife; whether all or any portion of the tax consequences of the Separation are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; the uncertainty of the outcome of any disputes with MetLife over tax-related or other matters and agreements, including the potential of outcomes adverse to us that could cause us to owe MetLife material tax reimbursements or payments, or disagreements regarding MetLife’s or our obligations under our other agreements; the impact on our business structure, profitability, cost of capital and flexibility due to restrictions we have agreed to that preserve the tax-free treatment of certain parts of the Separation; the potential material negative tax impact of potential future tax legislation that could decrease the value of our tax attributes and cause other cash expenses, such as reserves, to increase materially and make some of our products less attractive to consumers; whether the Separation will qualify for non-recognition treatment for federal income tax purposes and potential indemnification to MetLife if the Separation does not so qualify; the impact of the Separation on our business and profitability due to MetLife's strong brand and reputation, the increased costs related to replacing arrangements with MetLife with those of third parties and incremental costs as a public company; whether the operational, strategic and other benefits of the Separation can be achieved, and our ability to implement our business strategy; our ability to attract and retain key personnel; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the “SEC”).
For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2018 and our subsequent Quarterly Reports on Form 10-Q, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our other subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

Our definitions of the non-GAAP and other financial measures may differ from those used by other companies.

Non-GAAP Financial Disclosures

We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures highlight our results of operations and the underlying profitability drivers of our business, as well as enhance the understanding of our performance by the investor community.

The following non-GAAP financial measures, previously referred to as operating measures, should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Most directly comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss) available to shareholders (1)
(ii)	adjusted earnings, less notable items	(ii)	net income (loss) available to shareholders (1)
(iii)	adjusted revenues	(iii)	revenues
(iv)	adjusted expenses	(iv)	expenses
(v)	adjusted earnings per common share	(v)	earnings per common share, diluted (1)
(vi)	adjusted earnings per common share, less notable items	(vi)	earnings per common share, diluted (1)
(vii)	adjusted return on common equity	(vii)	return on common equity (2)
(viii)	adjusted return on common equity, less notable items	(viii)	return on common equity (2)
(ix)	adjusted net investment income	(ix)	net investment income
__________________
(1) Brighthouse uses net income (loss) available to shareholders to refer to net income (loss) available to Brighthouse Financial, Inc.'s common shareholders, and earnings per common share, diluted to refer to net income (loss) available to shareholders per common share.

(2) Brighthouse uses return on common equity to refer to return on Brighthouse Financial, Inc.'s common stockholders' equity.

Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings, which may be positive or negative, is used by management to evaluate performance, allocate resources and facilitate comparisons to industry results. This financial measure focuses on our primary businesses principally by excluding the impact of market volatility, which could distort trends.

Adjusted earnings reflects adjusted revenues less adjusted expenses, both net of income tax, and excludes net income (loss) attributable to noncontrolling interests and preferred stock dividends. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following are significant items excluded from total revenues, net of income tax, in calculating the adjusted revenues component of adjusted earnings:

•Net investment gains (losses);

•
Net derivative gains (losses), except earned income on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”); and

•Certain variable annuity GMIB fees (“GMIB Fees”) and amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses).

The following are significant items excluded from total expenses, net of income tax, in calculating the adjusted expenses component of adjusted earnings:

•Amounts associated with benefits and hedging costs related to GMIBs (“GMIB Costs”);

•
Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and market value adjustments associated with surrenders or terminations of contracts (“Market Value Adjustments”); and

•Amortization of DAC and VOBA related to (i) net investment gains (losses), (ii) net derivative gains (losses), (iii) GMIB Fees and GMIB Costs and (iv) Market Value Adjustments.

The tax impact of the adjustments mentioned is calculated net of the statutory tax rate, which could differ from our effective tax rate.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

Adjusted Earnings per Common Share and Adjusted Return on Common Equity

Adjusted earnings per common share and adjusted return on common equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period.

Adjusted return on common equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.'s common stockholders’ equity, excluding AOCI.

Adjusted Net Investment Income

We present adjusted net investment income to measure our performance for management purposes, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents net investment income including investment hedge adjustments.

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.

Notable items

Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Book Value per Common Share and Book Value per Common Share, excluding AOCI

Brighthouse uses the term “book value” to refer to “Brighthouse Financial, Inc.'s common stockholders’ equity, including AOCI.” Book value per common share is defined as ending Brighthouse Financial, Inc.'s common stockholders’ equity, including AOCI, divided by ending common shares outstanding. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.'s common stockholders’ equity, excluding AOCI, divided by ending common shares outstanding.

CTE95

CTE95 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst five percent of a set of capital market scenarios over the life of the contracts.

CTE98

CTE98 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst two percent of a set of capital market scenarios over the life of the contracts.

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets include cash and cash equivalents, short-term investments and publicly traded securities excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include amounts received in connection with derivatives and collateral financing arrangements.

Sales

Statistical sales information for life sales is calculated using the LIMRA definition of sales for core direct sales, excluding company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance. Annuity sales consist of 100 percent of direct statutory premiums, except for fixed indexed annuity sales distributed through MassMutual that consist of 90 percent of gross sales. Annuity sales exclude company sponsored internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Financial Supplement	A-5

Non-GAAP and Other Financial Disclosures (Cont.)

Net Investment Income Yield

Similar to adjusted net investment income, we present net investment income yields as a performance measure we believe enhances the understanding of our investment portfolio results. Net investment income yields are calculated on adjusted net investment income as a percent of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Adjusted Statutory Earnings

Adjusted statutory earnings is a measure of our insurance companies' ability to pay future distributions and are reflective of whether our hedging program functions as intended. Adjusted statutory earnings is calculated as statutory pre-tax income less the change in the variable annuities reserve methodology (Actuarial Guideline 43) while including the change in both the reserve and capital methodology based CTE95 calculation, as well as unrealized gains (losses) associated with the variable annuities risk management strategy. Adjusted statutory earnings may be further adjusted for certain unanticipated items that impacted our results in order to help management and investors better understand, evaluate and forecast those results.

Financial Supplement	A-6

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CTE	Conditional tail expectations
DAC	Deferred policy acquisition costs
FHLB	Federal Home Loan Bank
GAAP	Accounting principles generally accepted in the United States of America
GMAB	Guaranteed minimum accumulation benefits
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMWB	Guaranteed minimum withdrawal benefits
LIMRA	Life Insurance Marketing and Research Association
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VOBA	Value of business acquired

Financial Supplement	A-7

Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share (Unaudited, in millions except per share data)

	For the Three Months Ended
ADJUSTED EARNINGS, LESS NOTABLE ITEMS	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Net income (loss) available to shareholders	$377	$(737)	$1,442	$(271)	$(239)
Adjustments from net income (loss) available to shareholders to adjusted earnings:
Less: Net investment gains (losses)	63	(11)	(86)	(42)	(75)
Less: Net derivative gains (losses), excluding investment hedge adjustments	149	(1,303)	2,038	(693)	(316)
Less: GMIB Fees and GMIB Costs	(22)	35	(137)	28	(19)
Less: Amortization of DAC and VOBA	(17)	75	(233)	22	(96)
Less: Market value adjustments	(16)	(23)	(1)	7	8
Less: Other	—	—	—	(4)	1
Less: Provision for income tax (expense) benefit on reconciling adjustments	(34)	258	(325)	141	105
Adjusted earnings	254	232	186	270	153
Less: Notable items	(42)	(27)	(13)	(44)	(44)
Adjusted earnings, less notable items	$296	$259	$199	$314	$197

ADJUSTED EARNINGS, LESS NOTABLE ITEMS PER COMMON SHARE (1)
Net income (loss) available to shareholders per common share	$3.27	$(6.31)	$12.14	$(2.26)	$(2.01)
Less: Net investment gains (losses)	0.55	(0.09)	(0.73)	(0.35)	(0.64)
Less: Net derivative gains (losses), excluding investment hedge adjustments	1.29	(11.16)	17.17	(5.79)	(2.64)
Less: GMIB Fees and GMIB Costs	(0.19)	0.30	(1.15)	0.24	(0.16)
Less: Amortization of DAC and VOBA	(0.15)	0.64	(1.96)	0.18	(0.80)
Less: Market value adjustments	(0.14)	(0.20)	(0.01)	0.06	0.07
Less: Other	—	—	—	(0.03)	0.01
Less: Provision for income tax (expense) benefit on reconciling adjustments	(0.29)	2.21	(2.74)	1.18	0.88
Less: Impact of inclusion of dilutive shares	—	0.01	—	0.02	—
Adjusted earnings per common share	2.19	1.98	1.56	2.23	1.27
Less: Notable items	(0.36)	(0.23)	(0.11)	(0.36)	(0.37)
Adjusted earnings, less notable items per common share	$2.56	$2.21	$1.68	$2.60	$1.64

(1) Per share calculations are on a diluted basis and may not recalculate or foot due to rounding. For loss periods, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	A-8

Reconciliation of Return on Common Equity to Adjusted Return on Common Equity (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Net income (loss) available to shareholders	$811	$195	$865	$91	$(581)
Adjustments from net income (loss) available to shareholders to adjusted earnings:
Less: Net investment gains (losses)	(76)	(214)	(207)	(115)	(52)
Less: Net derivative gains (losses), excluding investment hedge adjustments	191	(274)	687	(1,775)	(1,264)
Less: GMIB Fees and GMIB Costs	(96)	(93)	(124)	31	(282)
Less: Amortization of DAC and VOBA	(153)	(232)	(435)	(292)	(523)
Less: Market value adjustments	(33)	(9)	45	43	35
Less: Other	(4)	(3)	(7)	(11)	21
Less: Provision for income tax (expense) benefit on reconciling adjustments	40	179	14	512	732
Adjusted earnings	$942	$841	$892	$1,698	$752
	Five Quarters Average Stockholders' Equity Basis
BRIGHTHOUSE FINANCIAL, INC.’S COMMON STOCKHOLDERS’ EQUITY, EXCLUDING AOCI	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Brighthouse Financial, Inc.’s stockholders’ equity	$14,402	$13,864	$13,767	$13,637	$14,343
Less: Preferred stock, net	165	82	—	—	—
Brighthouse Financial, Inc.’s common stockholders’ equity	14,237	13,782	13,767	13,637	14,343
Less: AOCI	1,291	898	899	1,018	1,286
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$12,946	$12,884	$12,868	$12,619	$13,057
	Five Quarters Average Common Stockholders' Equity Basis
ADJUSTED RETURN ON COMMON EQUITY	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Return on common equity	5.7%	1.4%	6.3%	0.7%	(4.0)%
Return on AOCI	62.8%	21.7%	96.2%	8.9%	(45.2)%
Return on common equity, excluding AOCI	6.3%	1.5%	6.7%	0.7%	(4.5)%
Return on adjustments from net income (loss) available to shareholders to adjusted earnings:
Less: Return on net investment gains (losses)	(0.6)%	(1.7)%	(1.6)%	(0.9)%	(0.4)%
Less: Return on net derivative gains (losses), excluding investment hedge adjustments	1.5%	(2.1)%	5.4%	(14.1)%	(9.8)%
Less: Return on GMIB Fees and GMIB Costs	(0.7)%	(0.7)%	(1.0)%	0.2%	(2.2)%
Less: Return on amortization of DAC and VOBA	(1.2)%	(1.8)%	(3.4)%	(2.2)%	(4.0)%
Less: Return on market value adjustments	(0.3)%	(0.1)%	0.3%	0.3%	0.3%
Less: Return on other	—%	—%	—%	(0.1)%	0.2%
Less: Return on provision for income tax (expense) benefit on reconciling adjustments	0.3%	1.4%	0.1%	4.0%	5.6%
Adjusted return on common equity	7.3%	6.5%	6.9%	13.5%	5.8%

Financial Supplement	A-9

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
Total revenues	$2,370	$691	$4,026	$1,422	$1,702	$3,061	$3,517
Less: Net investment gains (losses)	63	(11)	(86)	(42)	(75)	52	(79)
Less: Net derivative gains (losses)	149	(1,303)	2,039	(691)	(312)	(1,154)	(646)
Less: GMIB Fees	65	66	67	68	69	131	136
Less: Investment hedge adjustments	—	—	(1)	(2)	(3)	—	(11)
Less: Other	—	—	—	—	(3)	—	(7)
Total adjusted revenues	$2,093	$1,939	$2,007	$2,089	$2,026	$4,032	$4,124

Total expenses	$1,901	$1,644	$2,239	$1,790	$2,019	$3,545	$3,947
Less: Amortization of DAC and VOBA	17	(75)	233	(22)	96	(58)	224
Less: GMIB Costs	87	31	204	40	88	118	151
Less: Other	16	23	1	(3)	(11)	39	(42)
Total adjusted expenses	$1,781	$1,665	$1,801	$1,775	$1,846	$3,446	$3,614

Financial Supplement	A-10

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Six Months Ended
NET INVESTMENT GAINS (LOSSES)	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
Investment portfolio gains (losses)	$68	$(8)	$(55)	$(35)	$(68)	$60	$(66)
Investment portfolio writedowns	(5)	(3)	(2)	(4)	(2)	(8)	(5)
Total net investment portfolio gains (losses)	63	(11)	(57)	(39)	(70)	52	(71)
Other incremental net investment income	—	—	(29)	(3)	(5)	—	(8)
Net investment gains (losses)	$63	$(11)	$(86)	$(42)	$(75)	$52	$(79)

	For the Three Months Ended
NET INVESTMENT INCOME YIELD	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Investment income yield (1)	4.79%	4.24%	4.62%	4.67%	4.53%
Investment fees and expenses	(0.12)%	(0.14)%	(0.14)%	(0.17)%	(0.16)%
Net investment income yield (1)	4.67%	4.10%	4.48%	4.50%	4.37%

(1) Yields are calculated on investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes realized gains and losses and reflects the GAAP adjustments described beginning on page A-1 of this Appendix. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.